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                                                                   Exhibit 10.80

                            LENDER SECURITY AGREEMENT

            LENDER SECURITY AGREEMENT dated as of February 25, 2002, between PANAMSAT CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (together with any successor Borrower under the below-referenced Credit Agreement, the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto and any other Subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); and CREDIT SUISSE FIRST BOSTON, as administrative agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Borrower, certain lenders and the Administrative Agent are parties to a Credit Agreement dated as of February [__], 2002 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $1,250,000,000. In addition, the Borrower may from time to time be obligated to various of said lenders (or their affiliates) in respect of one or more Hedging Agreements under and as defined in the Credit Agreement.

            To induce said lenders to enter into the Credit Agreement and to extend credit thereunder and to extend credit under Hedging Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined).

            Accordingly, the parties hereto agree as follows:

            Section 1. Definitions.

            (a) Defined Terms. Terms defined in the Credit Agreement are used herein as defined therein. The terms "Accounts", "Chattel Paper", "Deposit Account", "Document", "Electronic Chattel Paper", "Equipment", "Fixture", "General Intangible", "Goods", "Instrument", "Inventory", "Investment Property", "Letter-of-Credit Right", "Payment Intangible", "Proceeds" and "Software" shall have the meanings assigned to such terms in Article 9 of the UCC. The term "Financial Assets" shall have the meanings assigned to such terms in Article 8 of the UCC. In addition, as used herein, the following terms shall have the following respective meanings:

            "Collateral" has the meaning assigned to such term in Section 3.01.
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            "Equity Collateral" has the meaning assigned to such term in Section
      3.01(g).

            "Intellectual Property" means all copyrights, patents and trademarks of the Obligors, together with (i) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (ii) all licenses or user or other agreements granted to any Obligor with respect to any of the foregoing, in each case whether now or hereafter owned or used; (iii) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (iv) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (v) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data;
      (vi) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Obligor (other than FCC Licenses); and (vii) all causes of action, claims and warranties now or hereafter owned or acquired by any Obligor in respect of any of the items listed above.

            "Issuers" means, collectively, (i) the Subsidiaries identified beneath the names of the Obligors in Annex 3 under the caption "Issuer" and (ii) each other Person that shall at any time be a Subsidiary, provided that the Issuers shall not include the "Issuers" under and defined in the Shared Security Agreement.

            "Lender Collateral Account" has the meaning assigned to such term in
      Section 4.01.

            "Motor Vehicles" means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

            "Pledged Debt" means any indebtedness of any Issuer held by any Obligor, including any promissory notes or other instruments evidencing any of such indebtedness.

            "Pledged Equity" has the meaning assigned to such term in Section 3.01(g).

            "Secured Obligations" means, collectively, (i) in the case of the Borrower, the principal of and interest on the Loans and all other amounts whatsoever now or hereafter from time to time owing to the Lenders under the Credit Agreement (including all LC Disbursements, together with interest thereon), and (subject to Section 3.02) all obligations of the Borrower to the Lenders or any of their
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      affiliates in respect of Hedging Agreements, (ii) in the case of the
      Subsidiary Guarantors, all present and future obligations of the Subsidiary Guarantors under the Guarantee Agreement, and (iii) in the case of each Obligor, all present and future obligations of the Obligors to the Administrative Agent and the Lenders hereunder.

            "Secured Parties" means, collectively, the Lenders, the Administrative Agent, the Issuing Lender and the Swingline Lender.

            "Shared Security Documents" shall have the meaning assigned to such term in the Intercreditor and Collateral Trust Agreement.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

            (b) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            Section 2. Representations and Warranties. Each Obligor represents and warrants to the Secured Parties that:

            (a) Title and Priority. Such Obligor has rights in the Collateral in which it purports to grant a security interest pursuant to Section 3.01 (or has the power to transfer rights in such Collateral to the Administrative Agent) and no Lien exists or will exist upon such Collateral at any time, except for Liens permitted under Section 6.02 of the Credit Agreement and except for the security interest in favor of the Secured Parties created pursuant hereto. The security interest created pursuant hereto constitutes a valid and perfected security interest in the Collateral in which such Obligor purports to grant a security interest pursuant to Section 3.01 to the extent the same may be perfected by filing, possession or
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      control under the Uniform Commercial Code (except for any period during which such security interests is not required to be perfected hereunder), subject to no equal or prior Lien except as expressly permitted by Section
      6.02 of the Credit Agreement.

            (b) Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of each Obligor as of the date hereof are correctly set forth in Annex 1. In addition, as of the date hereof, Annex 1 correctly specifies (x) the place of business of each Obligor or, if such Obligor has more than one place of business, the location of the chief executive office of such Obligor, and (y) each location where Goods constituting part of the Collateral of each Obligor are located (other than Motor Vehicles constituting Equipment and Goods in transit).

            (c) Changes in Circumstances. Such Obligor has not (i) within the period of four months prior to the date hereof, changed its "location" (as defined in Section 9-307 of the UCC), (ii) except as specified in Annex 1, heretofore changed its name, or (iii) except as specified in Annex 2, heretofore become a "new debtor" (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person.

            (d) Status of Pledged Equity. The Pledged Equity as of the date of delivery of any such Pledged Equity represented by certificated securities and as of the date hereof for all other Pledged Equity identified under the name of such Obligor in Annex 3 is, and all other Pledged Equity in which such Obligor shall hereafter grant a security interest pursuant to
      Section 3.01 will be, duly authorized, validly existing, fully paid and non-assessable (in the case of any equity interest in a domestic corporation) and duly issued and outstanding (in the case of any equity interest in any other entity), and, except as set forth in Annex 5 and as otherwise permitted by the Credit Agreement, none of such Pledged Equity is or will be subject to any contractual restriction, or any restriction under the charter, by-laws, partnership agreement or other organizational document of the respective Issuer of such Pledged Equity, upon the transfer of such Pledged Equity (except for any such restriction contained herein or in the Credit Agreement).

            (e) No Other Stock. The Pledged Equity identified under the name of such Obligor in Annex 3 constitutes all of the issued and outstanding shares of capital stock, partnership or other ownership interest of any class or character of the Issuers (and, in the case of Foreign Subsidiaries, 65% of the voting stock thereof and 100% of any other capital stock thereof) beneficially owned by such Obligor on the date hereof (whether or not registered in the name of such Obligor) and Annex 3 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Equity and (in the case of any corporate Issuer other than any Foreign Subsidiary) the respective class and par value of the shares constituting
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      such Pledged Equity and the respective number of shares (and registered owners thereof) represented by each such certificate (other than any such shares that are not evidenced by a certificate).

            Section 3.01 Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, whether now existing or hereafter from time to time arising, each Obligor hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties as hereinafter provided, a security interest in all of such Obligor's right, title and interest in, to and under the following property, whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all, subject to the exclusions set forth in Section 3.02, being collectively referred to herein as the "Collateral"):

            (a) all Accounts, all Deposit Accounts, all Instruments, all Documents, all Chattel Paper (whether tangible or electronic), all Inventory, all Equipment, all Fixtures, all Letter-of-Credit Rights, all Investment Property, all Payment Intangibles, Software and all other General Intangibles whatsoever, including all Intellectual Property;

            (b) all Investment Property and Financial Assets;

            (c) all rights of such Obligor under or relating to the FCC Licenses and the proceeds of any FCC Licenses, provided that such security interest does not include at any time any FCC License to the extent (but only to the extent) that at such time the Administrative Agent may not validly possess a security interest therein pursuant to the Communications Act of 1934, as amended, and the regulations promulgated thereunder, as in effect at such time, but such security interest does include, to the maximum extent permitted by law, all rights incident or appurtenant to the FCC Licenses and the right to receive all proceeds derived from or in connection with the sale, assignment or transfer of the FCC Licenses;

            (d) the Lender Collateral Account and the balance from time to time therein;

            (e) all other tangible and intangible personal property whatsoever of such Obligor (other than FCC Licenses, as to which clause (c) above shall be applicable);

            (f) the Pledged Debt;

            (g) the shares of common and preferred stock of, or partnership and other ownership interest in, the Issuers identified in Annex 3 under the name of such Obligor and all other shares of capital stock, or partnership and other ownership interest, of whatever class or character of any Issuer, now or hereafter owned by
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      such Obligor, and all certificates evidencing the same (collectively, the
      "Pledged Equity"), together with, in each case:

                  (i) all shares, securities, moneys or property representing a dividend on any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a split-up, revision, reclassification or other like change of the Pledged Equity or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity; and

                  (ii) without affecting the obligations of such Obligor under any provision prohibiting such action hereunder or under any Loan Document, in the event of any consolidation or merger in which an Issuer is not the surviving entity, all ownership interests of any class or character of the successor entity (unless such successor entity is such Obligor itself) formed by or resulting from such consolidation or merger (the Pledged Equity, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to this clause (ii) and clause (i) above being herein collectively called the "Equity Collateral"); and

            (h) all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers, including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor;

provided that (i) in the case of any of the foregoing that consists of general or limited partnership interests in a general or limited partnership, the security interest hereunder shall be deemed to be created only to the maximum extent permitted under the applicable organizational instrument pursuant to which such partnership is formed, and (ii) in the case of any of the foregoing that consists of capital stock or other ownership interests in any Foreign Subsidiary (other than a Special Purpose Foreign Subsidiary), the security interest hereunder shall be limited to 65% of the voting stock of such Subsidiary and 100% of any other capital stock of such Subsidiary (or such greater percentage of such stock of such Foreign Subsidiary as shall be agreed to by the Obligors pursuant to the requirements of Section 5.11 of the Credit Agreement).

            Section 3.02 Excluded Property. Notwithstanding the foregoing, the Collateral shall not include any property (i) to the extent such property is prohibited from being assigned or encumbered by a Lien under any agreement related thereto (including any agreement relating to Indebtedness incurred to finance such property and permitted under Section 6.01(i) of the Credit Agreement) and such prohibition is not overridden by the applicable provisions of the UCC, (ii) in the definition of "Collateral" in the Shared Security Agreement, (iii) in the definition of "Property" in any Mortgage made in favor of or to be made in favor of the Collateral Trustee or
(iv) constituting "Excluded Property" under and as defined in the Credit Agreement.

            In addition, to the extent that any Person shall enter into or be a party to a Hedging Agreement with the Borrower at the time that such Person (or an affiliate thereof) is a Lender under the Credit Agreement, such Hedging Agreement shall cease to be entitled to the benefits of this Agreement in the event that such Lender assigns all of its loans and commitments under the Credit Agreement and is no longer a Lender under the Credit Agreement.

            Section 4. Cash Proceeds of Collateral.

            4.01 Lender Collateral Account. The Administrative Agent will cause to be established at a banking institution to be selected by the Administrative Agent a cash collateral account (the "Lender Collateral Account"), which

            (i) to the extent of all Investment Property or Financial Assets (other than cash) shall be a "securities account" (as defined in Section 8-501 of the UCC) in respect of which the Administrative Agent shall be the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC)) and

            (ii) to the extent of any cash, shall be a Deposit Account in respect of which the Administrative Agent is the customer (as contemplated by 9-104(a)(3) of the UCC),

in each case into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Administrative Agent pursuant hereto and into which the Obligors may from time to time deposit any additional amounts that any of them wishes to pledge to the Administrative Agent for the benefit of the Secured Parties as additional collateral security hereunder or that, as provided in Sections 2.05(k), 2.10(b)(i) and 2.10(b)(iii)(B) of the Credit Agreement, the Borrower is required to pledge as additional collateral security under the Credit Agreement (and not required to deposit into the Shared Collateral Account). The balance from time to time in the Lender Collateral Account shall constitute part of the Collateral hereunder and shall remain in the Lender Collateral Account until such time as (A) the Borrower is entitled to have such balance released under the applicable provisions of the Credit Agreement (including for the purpose of Reinvestment, in the case of any amounts deposited into the Lender Collateral Account pursuant to Section 2.10(b)(i) or 2.10(b)(iii)(B) of the Credit Agreement), (B) the Borrower shall direct that such amounts be applied to the payment of the Secured Obligations in the manner specified in Section 5.09 or (C) following the occurrence and during the continuance of an Event of Default, the Administrative Agent shall in its discretion (or if directed by the Required Lenders) cause the same to be applied to the payment of the Secured Obligations in the manner specified in Section
5.09. The balance
from time to time in the Lender Collateral Account shall be subject to withdrawal only as provided herein.

            In connection with the foregoing, the Obligors agree to execute and deliver such control agreements with the Administrative Agent and the banking institution at which such the Lender Collateral Account is to be established to the extent requested by the Administrative Agent to perfect the security interest therein created hereunder.

            4.02 Proceeds of Accounts. If so requested by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Obligor shall within five Business Days following such request instruct all account debtors in respect of Accounts, Chattel Paper and General Intangibles constituting any of the Collateral hereunder, and all obligors on Instruments constituting any of the Collateral hereunder, to make all payments in respect thereof either (a) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) under arrangements, in form and substance satisfactory to the Administrative Agent, pursuant to which such Obligor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Lender Collateral Account. All payments made to the Administrative Agent, as provided in the preceding sentence, shall be immediately deposited in the Lender Collateral Account. In addition to the foregoing, each Obligor agrees that, at any time after the occurrence and during the continuance of an Event of Default, if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts to the extent constituting part of the Collateral) shall be received by it, such Obligor shall, upon the request of the Administrative Agent, as promptly as possible deposit such proceeds into the Lender Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Obligor for and as the property of the Administrative Agent and shall not be commingled with any other funds or property of such Obligor.

            4.03 Investment of Balance in Lender Collateral Account. The cash balance standing to the credit of the Lender Collateral Account shall be invested from time to time in such Permitted Investments as the respective Obligor through the Borrower (or, after the occurrence and during the continuance of an Event of Default, the Administrative Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Administrative Agent (and credited to the Lender Collateral Account), provided that at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Lenders as specified in Article VIII of the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.09.

            4.04 Cover for LC Exposure. Amounts deposited into the Lender Collateral Account as cover for LC Exposure pursuant to Section 2.05(k) of the Credit Agreement shall be held by the Administrative Agent in a separate sub-account (designated "LC Exposure Sub-Account") and all amounts held in such sub-account shall constitute collateral security first for the LC Exposure outstanding from time to time and second as collateral security for the other Secured Obligations hereunder.

            Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3.01, the Obligors hereby jointly and severally agree with the Administrative Agent for the benefit of the Secured Parties as follows:

            5.01 Delivery and Other Perfection. Each Obligor shall:

            (a) if any of the shares, securities, moneys or property required to be pledged by such Obligor under Section 3.01(g) are received by such Obligor, forthwith either (x) transfer and deliver to the Administrative Agent such shares or securities so received by such Obligor (together with the certificates for any such shares, if any, and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clause (g), provided that the Obligors need not deliver certificates evidencing any equity interest in a Foreign Subsidiary if (i) in the case of any Foreign Subsidiary in existence on the date hereof, such certificates cannot on the date hereof be located, so long as the Borrower agrees with the Administrative Agent to cause such certificates accompanied by undated stock powers or endorsements executed in blank to be delivered within 30 days of the date hereof, or such longer period, but not in any event longer than 90 days, as shall be satisfactory to the Administrative Agent or (ii) such equity interests are uncertificated or, under applicable law, may not be held in New York;

            (b) deliver and pledge to the Administrative Agent any and all Instruments constituting part of the Collateral in which such Obligor purports to grant a security interest hereunder relating to amounts exceeding $5,000,000 (unless an Event of Default shall have occurred and be continuing, in which case the foregoing threshold limit shall not apply), endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may request; provided that so long as no Event of Default shall have occurred and be continuing, such Obligor may retain for collection in the ordinary course any such Instruments received by such Obligor in the ordinary course of business and the Administrative Agent shall, promptly upon the request of such Obligor through the Borrower, make appropriate arrangements for making any such Instrument pledged by such Obligor available to such Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Administrative Agent, against trust receipt or like document);

            (c) give, execute, deliver, file, record, authorize or obtain all such financing statements, notices, instruments, documents, agreements or consent or other papers, and take such other action, as may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect, validate or preserve the priority of the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, but only while an Event of Default has occurred and is continuing, causing any or all of the Equity Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Equity Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the respective Obligor copies of any notices and communications received by it with respect to the Equity Collateral pledged by such Obligor hereunder), provided that (i) notices to account debtors in respect of any Accounts, Chattel Paper or General Intangibles constituting any of the Collateral hereunder, and to obligors on Instruments constituting any of the Collateral hereunder, shall be subject to the provisions of clause (g) below, (ii) unless and until an Event of Default shall have occurred and be continuing, such Obligor shall not be required to take action to perfect the security interest of the Administrative Agent in any Deposit Account (other than the Lender Collateral Account) constituting any part of the Collateral hereunder and (iii) this clause (c) shall not be applicable to Instruments (as to which clause (b) above shall be applicable) or Equipment covered by a certificate of title or ownership (as to which clause (d) below shall be applicable);

            (d) without limiting the obligations of such Obligor under Section 5.04, upon the acquisition after the date hereof by such Obligor of any Equipment (to the extent constituting part of the Collateral) covered by a certificate of title or ownership having a fair market value exceeding $1,000,000 (unless an Event of Default shall have occurred and be continuing, in which case the foregoing threshold limit shall not apply), cause the Administrative Agent to be listed as the lienholder on such certificate of title and take such steps as may be required under the law applicable to perfection of a security interest in such property to perfect such security interest, and within 120 days of the acquisition thereof deliver evidence of the same to the Administrative Agent;

            (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement;

            (f) permit representatives of the Administrative Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make abstracts from its books and records pertaining to the Collateral and forward to the Administrative Agent copies of any notices or communications received by such Obligor with respect to the Collateral, and (at any time following the occurrence and during the continuance of an Event of Default) permit representatives of the Administrative Agent to be present at such Obligor's place of business to receive copies of all communications and remittances relating to the Collateral, all in such manner as the Administrative Agent may require; and

            (g) upon the occurrence and during the continuance of an Event of Default, upon the request of the Administrative Agent, promptly notify (and such Obligor hereby authorizes the Administrative Agent to so notify) each account debtor in respect of any Accounts, Chattel Paper, Instruments or General Intangibles constituting any of the Collateral hereunder of such Obligor that such Collateral has been assigned to the Administrative Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Administrative Agent.

            5.02 Other Financing Statements and Liens. Except with respect to Liens permitted under Section 6.02 of the Credit Agreement, without the prior written consent of the Administrative Agent (granted with the authorization of the Lenders as specified in Section 9.02(b) of the Credit Agreement), no Obligor shall (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Secured Parties, or (b) cause or permit any Person other than the Administrative Agent to have "control" (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the UCC) of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.

            5.03 Preservation of Rights. No Secured Party shall be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

            5.04 Special Provisions Relating to Equity Collateral and Motor Vehicles.

            (a) Equity Collateral.

            (1) Percentage Pledged. The Obligors will cause the Equity Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding held by the Obligors, provided that in the case of any Issuer that is a Foreign Subsidiary (other than a Special Purpose Foreign Subsidiary), the Obligors shall only be required to pledge 65% of the total number of shares of the voting stock of each such Issuer then issued and outstanding (to the extent held by them) and 100% of the total number of shares of all other classes of capital stock of each such Issuer then issued and outstanding

      (to the extent held by them), or such greater percentage of such stock of such Foreign Subsidiary as shall be agreed to by the Obligors pursuant to the requirements of Section 5.11 of the Credit Agreement.

            (2) Voting and Other Rights. So long as no Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Equity Collateral for all purposes not inconsistent with the terms of any Loan Document or any other instrument or agreement referred to herein or therein, provided that the Obligors jointly and severally agree that they will not vote the Equity Collateral in any manner that is inconsistent with the terms of any Loan Document or any such other instrument or agreement; and the Administrative Agent shall execute and deliver to the Obligors or cause to be executed and delivered to the Obligors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligors may reasonably request for the purpose of enabling the Obligors to exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.04(a)(2).

            (3) Dividends, Etc. Unless and until an Event of Default has occurred and is continuing and the Collateral Trustee shall have made a request therefor to the Borrower, the Obligors shall be entitled to receive and retain any dividends, distributions or proceeds in respect of the Equity Collateral.

            (4) Rights Following Default. If any Event of Default shall have occurred and the Administrative Agent shall have made a request therefore to the Borrower, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under any Loan Document or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Equity Collateral shall be paid directly to the Administrative Agent and retained by it in the Lender Collateral Account as part of the Equity Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, the Obligors jointly and severally agree to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon the request of the Obligors (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to the Obligors.

            (b) Motor Vehicles. At any time after the occurrence and during the continuance of an Event of Default, each Obligor shall, upon the request of the Administrative Agent, deliver to the Administrative Agent originals of the certificates of title or ownership for the Motor Vehicles owned by it with the Administrative Agent listed as lienholder and take such other action as the Administrative Agent shall deem appropriate to perfect the security interest created hereunder in all such Motor Vehicles.

            5.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

            (a) each Obligor shall, upon the request of the Administrative Agent, assemble the Collateral owned by it to the extent commercially reasonable at such place or places, reasonably convenient to both the Administrative Agent and such Obligor, designated in such request;

            (b) the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

            (c) the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right);

            (d) the Administrative Agent in its discretion may, in its name or in the name of the Obligors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

            (e) the Administrative Agent may, upon ten Business Days' prior written notice to the Obligors of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Administrative Agent, the other Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and any Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption

      (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The Proceeds of each collection, sale or other disposition under this Section 5.05, including by virtue of the exercise of the license granted to the Administrative Agent in Section 5.04(a), shall be applied in accordance with
Section 5.09.

            The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

            5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligors shall remain liable for any deficiency.

            5.07 Removals, Etc. Without at least 30 days' prior written notice to the Administrative Agent, no Obligor shall change its "location" (as defined in Section 9-307 of the UCC) or change its name from the name shown as its current legal name in Annex 1.

            5.08 Private Sale. None of the Secured Parties shall incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 conducted in a commercially reasonable manner and otherwise in compliance with the UCC. Each Obligor hereby waives any claims against any Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

            5.09 Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 5.09, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under Section 4 or this Section 5, shall be applied by the Administrative Agent:

            First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and each other Secured Party and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent or such other Secured Party in connection therewith;

            Second, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

            Finally, to the payment to the respective Obligors, or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

Notwithstanding the foregoing, the proceeds of any cash or other amounts held in the "LC Exposure Sub-Account" of the Lender Collateral Account pursuant to
Section 4.04 shall be applied first to the LC Exposure outstanding from time to time and second to the other Secured Obligations in the manner provided above in this Section 5.09.

            5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 5 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

            5.11 Perfection at Closing. Prior to or concurrently with the execution and delivery of this Agreement, each Obligor shall (i) other than for any property excluded from the Collateral pursuant to Section 3.02, file such financing statements and other documents in such offices as the Administrative Agent may request to perfect the security interests granted by Section 3.01,
(ii) execute and deliver such short form assignments or security agreements relating to Collateral consisting of the Intellectual Property as the Administrative Agent may reasonably request, and (iii) deliver to the Administrative Agent all certificates identified in Annex 3, accompanied by undated stock powers duly executed in blank, and, to the extent required under section 5.01(b), all
promissory notes and other instruments evidencing any Pledged Debt identified in Annex 4 (provided that the Obligors need not deliver certificates evidencing any equity interest in a Foreign Subsidiary if in the case of any Foreign Subsidiary in existence on the date hereof, such certificates cannot on the date hereof be located, so long as the Borrower agrees with the Administrative Agent to cause such certificates accompanied by undated stock powers or endorsements executed in blank to be delivered within 30 days of the date hereof, or such longer period, but not in any event longer than 90 days, as shall be satisfactory to the Administrative Agent).

            Without limiting the foregoing, each Obligor consents that Uniform Commercial Code financing statements may be filed describing the Collateral as set forth in Section 3. Notwithstanding the foregoing, unless and until an Event of Default shall have occurred and be continuing, no Obligor shall be required to take action to perfect the security interest in any Deposit Account of such Obligor constituting part of the Collateral other than in respect of the Lender Collateral Account.

            5.12 Termination. When all Secured Obligations shall have been paid in full and the Commitments and Letters of Credit of the Lenders under the Credit Agreement shall have terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Obligor and to be released and canceled all licenses and rights referred to in Section 5.04(a). The Administrative Agent shall also execute and deliver to the respective Obligor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the respective Obligor to effect the termination and release of the Liens on the Collateral.

            5.13 Further Assurances. Each Obligor agrees that, from time to time upon the written request of the Administrative Agent, such Obligor will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

            Section 6. Miscellaneous.

            6.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered to the intended recipient as specified in Section 9.01 of the Credit Agreement and shall be deemed to have been given at the times specified in said Section 9.01.

            6.02 No Waiver. No failure on the part of any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            6.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Obligor and the Administrative Agent (with the consent of the Lenders to the extent specified in Section 9.02 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Secured Parties, each holder of any of the Secured Obligations and each Obligor.

            6.04 Expenses; Indemnity; Damage Waiver.

            (a) Costs and Expenses. The Obligors jointly and severally agree to pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Administrative Agent, including the fees, charges and disbursements of any counsel for the Administrative Agent, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section 6.04, including in connection with any workout, restructuring or negotiations in respect thereof and (iii) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any other document referred to therein.

            (b) Indemnification by the Obligors. The Obligors jointly and severally agree to indemnify the Administrative Agent, each other Secured Party and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

            (c) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no Obligor shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby.

            (d) Payments. All amounts due under this Section 6.04 shall be payable promptly after written demand therefor.

            (e) Survival. The provisions of this Section 6.04 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

            6.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Obligor, the Secured Parties and each holder of any of the Secured Obligations (provided however that no Obligor shall assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent).

            6.06 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            6.07 Governing Law; Jurisdiction; Etc.

            (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) Submission to Jurisdiction. Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the State of New York or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any jurisdiction.

            (c) Waiver of Venue. Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 6.07. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            6.08 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.08.

            6.09 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            6.10 Certain Regulatory Requirements. Any provision contained herein to the contrary notwithstanding (but without limiting the generality of the provisions of Section 6.14), no action shall be taken hereunder by the Administrative Agent or any Secured Party with respect to any item of Collateral unless and until all applicable requirements (if any) of the FCC under the Communications Act of 1934, as amended, and the respective rules and regulations thereunder and thereof, as well as any other federal, state or local laws, rules and regulations of other regulatory or governmental bodies applicable to or having jurisdiction over the Obligors (or any entity under the control of the Obligors), have been satisfied with respect to such action and there have been obtained such consents, approvals and authorizations (if any) as may be required to be obtained from the FCC and any other governmental authority under the terms of any license or operating right held by the Obligors (or any entity under the control of the Obligors).

            Without limiting the generality of the foregoing, the Administrative Agent (on behalf of itself and the Secured Parties) hereby agrees that (a) voting and consensual rights in the ownership interest of any Obligor (the "Pledged Interest") will remain with the holders of such voting and consensual rights upon and following the occurrence of an

Event of Default unless and until any required prior approvals of the FCC to the transfer of such voting and consensual rights to the Administrative Agent shall have been obtained; (b) upon the occurrence of any Event of Default and foreclosure of the Pledged Interest pursuant to this Agreement there will be either a private or public sale of the Pledged Interests; and (c) prior to the exercise of voting or consensual rights by the purchaser at any such sale, the prior consent of the FCC pursuant to 47 U.S.C. ss.310(d) will be obtained, as well as such licenses, approvals, authorizations and consents as may be required by the U.S. Department of State pursuant to the International Traffic in Arms Regulations and the U.S. Department of Commerce pursuant to the Export Administration Regulations.

            It is the intention of the parties hereto that the Liens in favor of the Administrative Agent on the Collateral shall in all relevant aspects be subject to and governed by said statutes, rules and regulations and that nothing in this Agreement shall be construed to diminish the control exercised by the Obligors except in accordance with the provisions of such statutory requirements, rules and regulations. Each Obligor agrees that upon the request from time to time by the Administrative Agent it will actively pursue obtaining any governmental, regulatory or third party consents, approvals or authorizations referred to in this Section 6.10, including, upon any request of the Administrative Agent following an Event of Default, the preparation, signing and filing with (or causing to be prepared, signed and filed with) (i) the FCC of any application or application for consent to the assignment of the FCC Licenses or transfer of control required to be signed by the Borrower or any of its Subsidiaries necessary or appropriate under the FCC's rules and regulations for approval of any sale or transfer of any of the Pledged Interests or the assets of the Borrower or any of its Subsidiaries or any transfer of control in respect of any FCC License, and (ii) the U.S. Department of State pursuant to the International Traffic in Arms Regulations and the U.S. Department of Commerce pursuant to the Export Administration Regulations, as applicable, of any application for consent to transfer the Pledged Interests or the assets of the Borrower or any of its Subsidiaries necessary or appropriate under such regulations.

            6.11 Agents and Attorneys-in-Fact. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith.

            6.12 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            6.13 Additional Obligors. As contemplated in Section 5.11(a) of the Credit Agreement, a new Subsidiary of the Borrower formed or acquired by the Borrower after the date hereof may become a "Subsidiary Guarantor" under the Guarantee

Agreement and an "Obligor" under this Agreement by executing and delivering to the Administrative Agent and the Collateral Trustee a Guarantee Assumption Agreement in the form of Exhibit F to the Credit Agreement. Accordingly, upon the execution and delivery of any such Guarantee Assumption Agreement by any such Subsidiary, such new Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become an "Obligor" for all purposes of this Agreement, and each of the Annexes hereto shall be supplemented in the manner specified in such Guarantee Assumption Agreement.

            6.14 Certain Regulatory Matters. The creation of any Lien, and the exercise of any remedy, with respect to any FCC License shall be consistent with the rules and regulations administered by the FCC, including 47 C.F.R. ss. 25.140(d), in accordance with which the Administrative Agent hereby agrees to provide the Obligors and the FCC, no less than 10 days prior written notice before any Satellite or any TT&C Station that is the subject of FCC Licenses shall be repossessed by the Administrative Agent upon an exercise of any rights or remedies hereunder.

            6.15 Covenant of Quiet Enjoyment. The Administrative Agent hereby agrees that, with respect to any transponder lease or a lease of an Excluded Satellite constituting any Collateral hereunder, the Administrative Agent shall be deemed to have consented to a covenant of quiet enjoyment in substantially the form of Schedule XIII to the Credit Agreement, which consent shall be for the benefit of the respective lessee under such lease. The Administrative Agent hereby consents to the Obligors delivering a copy of this Security Agreement and of said Schedule XIII to any lessee party to any such lease to demonstrate the Administrative Agent's agreement hereunder.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        PANAMSAT CORPORATION


                                        By /s/ Michael J. Inglese
                                           -------------------------------------
                                           Title: Executive Vice President and
                                                  Chief Financial Officer
                                           Name:  Michael J. Inglese

                              SUBSIDIARY GUARANTORS

NET/36, INC.                            PANAMSAT ASIA CARRIER
                                          SERVICES, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development and               Chief Financial Officer
          Corporate Secretary


PANAMSAT CAPITAL CORPORATION            PANAMSAT CARRIER SERVICES, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary

PANAMSAT COMMUNICATIONS                 PANAMSAT COMMUNICATIONS
  CARRIER SERVICES, INC.                  JAPAN, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


PANAMSAT COMMUNICATIONS                 PANAMSAT INDIA, INC.
  SERVICES, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


PANAMSAT INDIA MARKETING, L.L.C.        PANAMSAT INTERNATIONAL
                                          HOLDINGS, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Manager                          Title: Senior Vice President and
                                                  Chief Financial Officer


PANAMSAT INTERNATIONAL                  PANAMSAT INTERNATIONAL
  SALES, INC.                             SYSTEMS, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary

PANAMSAT INTERNATIONAL                  PANAMSAT INTERNATIONAL
  SYSTEMS, L.L.C.                         SYSTEMS MARKETING, LLC

By /s/ James W. Cuminale                   By /s/ James W. Cuminale
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                   Name:  James W. Cuminale
   Title: Manager                             Title: Manager


PANAMSAT LICENSEE CORP.                 PANAMSAT MARKETING
                                          CORPORATION

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


PAS INTERNATIONAL                       SERVICE AND EQUIPMENT
  EMPLOYMENT, INC.                        CORPORATION

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


SOUTHERN SATELLITE CORP.                SOUTHERN SATELLITE
                                          LICENSEE CORPORATION

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary

USHI, INC.


By /s/ James W. Cuminale
   ---------------------------------
   Name:  James W. Cuminale
   Title: Executive Vice President -
          Corporate Development,
          General Counsel and
          Corporate Secretary

PANAMSAT INTERNATIONAL
SYSTEMS LIMITED


By /s/ James W. Cuminale
   ---------------------------------
   Name:  James W. Cuminale
   Title: Secretary

                                        CREDIT SUISSE FIRST BOSTON,
                                         as Administrative Agent


                                        By /s/ Gene Martin
                                           -------------------------------------
                                           Title: Managing Director
                                           Name:  Gene Martin